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INDEMNITY, SUBROGATION AND                             Fleet National Bank
CONTRIBUTION AGREEMENT                                 AGENT


     INDEMNITY, SUBROGATION and CONTRIBUTION AGREEMENT (hereinafter, the "Agreement") dated as of February 19th, 2003 among (a) Shelbourne Properties I, Inc., a Delaware corporation ("Shelbourne I"), Shelbourne Properties II, Inc., a Delaware corporation ("Shelbourne II"), and Shelbourne Properties III, Inc., a Delaware corporation, each with a mailing address at Bulfinch Place, Suite 500, Boston, Massachusetts (Shelbourne I, Shelbourne II and Shelbourne III hereinafter, individually and collectively, the "Guarantor" or "Guarantors"), and (b) Fleet National Bank, a national banking association with offices at 100 Federal Street, 8th Floor, Boston, Massachusetts 02110, as agent (in such capacity, hereinafter the "Agent") for the Lenders (as defined in the Loan Agreement).

     Reference is made to the Loan Agreement dated as of February 19th, 2003 (as such may be amended, modified, supplemented or restated hereafter, the "Loan Agreement") among (i) Shelbourne Properties I L.P., Shelbourne Properties II L.P., and Shelbourne Properties III L.P., (ii) Century Park I Joint Venture, Seattle Landmark Joint Venture, Tri-Columbus Associates, Shelbourne Matthews Company LLC, Shelbourne Richmond Company LLC, and Shelbourne Las Vegas Company LLC (hereinafter, the "Borrower"), (iii) the Agent, and (iii) the Lenders named therein. Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Loan Agreement, which capitalized terms are hereby incorporated by reference herein..

     The Lenders have agreed to make a Loan to the Borrower, pursuant to, and upon the terms and subject to the conditions specified in, the Loan Agreement. The obligations of the Lenders to make the Loan are conditioned on, among other things, the execution and delivery by the Guarantor of an agreement in the form hereof.

     Accordingly, the Guarantor and the Agent agree as follows:

     SECTION 1. Contribution and Subrogation. Each Guarantor (a "Contributing Party") agrees (subject to Section 2) that, in the event a payment shall be made by any other Guarantor (the "Claiming Party") under the Loan Agreement or any other Loan Document, or assets of any Claiming Party shall be sold pursuant to any Loan Document to satisfy a claim of any Lender, the Contributing Party shall indemnify the Claiming Party in an amount equal to (a)(i) the amount of such payment or (ii) if no such payment is made and any Lender is the purchaser of the assets, the greater of (A) the book value of the assets so sold and (B) the fair market value of such assets, as the case may be, in each case multiplied by
(b) a fraction of which (x) the numerator shall be the Claiming Party's Allocable Amount (as hereinafter defined) less all payments made by the Claiming Party to date which reduce the principal balance of the Loan, but in no event less than zero and (y) the denominator shall be the principal balance of the Loan less all reductions of principal on the Loan to date; provided, however, such amount shall not be reduced by any reductions in principal attributable to payments by a Guarantor in excess of such Guarantor's Allocable Amount. Any Contributing Party making any payment to a Claiming Party pursuant to this
Section 1 shall be subrogated to the rights of such Claiming Party under Section 1 to the extent of such payment. As used herein, "Allocable Amount" shall mean $17,494,084 for Shelbourne I, $22,081,542 for Shelbourne II, and $15,423,374 for Shelbourne III.

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     SECTION 2. Subordination. Notwithstanding any provision of this Agreement to the contrary, all rights of the Guarantors under Section 1 and all other rights of indemnity, contribution or subrogation under applicable law or otherwise shall be fully subordinated to the indefeasible payment in full in cash of the Obligations. To that end, no payments shall be made by any Contributing Party to any Claiming Party until all Obligations shall have been indefeasibly paid in full in cash, and all Commitments under the Loan Agreement have been terminated. No failure on the part of any Guarantor to make the payments required by Section 1 (or any other payments required under applicable law or otherwise) shall in any respect limit the obligations and liabilities of any Guarantor with respect to its obligations hereunder, and each Guarantor shall remain liable for the full amount of the obligations of such Guarantor hereunder.

     SECTION 3. Termination. This Agreement shall survive and be in full force and effect so long as any Obligation is outstanding and has not been indefeasibly paid in full in cash, and so long as any of the Commitments under the Loan Agreement have not been terminated, and shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Obligation is rescinded or must otherwise be restored by any Lender or any Guarantor upon the bankruptcy or reorganization of any Guarantor, or otherwise.

     SECTION 4. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS.

     SECTION 5. No Waiver; Amendment.

         (a) No failure on the part of the Agent or any Guarantor to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy by the Agent or any Guarantor preclude any other or further exercise thereof or the exercise of any other right, power or remedy. All remedies hereunder are cumulative and are not exclusive of any other remedies provided by law. Neither the Agent nor any of the Guarantors shall be deemed to have waived any rights hereunder unless such waiver shall be in writing and signed by such parties.

         (b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to a written agreement entered into between the Guarantors and the Agent, with the prior written consent of Agent and the Lenders (except as otherwise provided in the Loan Agreement).

     SECTION 6. Notices. All communications and notices hereunder shall be in writing and given as provided in the Loan Agreement.

     SECTION 7. Binding Agreement; Assignments. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party, and all covenants, promises and agreements by or on behalf of the parties that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns. The Guarantors may not assign or transfer any of their rights or obligations hereunder (and any such attempted assignment or transfer shall be void) without the prior written consent of Agent and the Lenders. Notwithstanding the foregoing, at the time any Guarantor is released from its obligations under the Loan Agreement in accordance with the terms thereof, such Guarantor will cease to have any rights or obligations under this Agreement.

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     SECTION 8. Survival of Agreement; Severability. (a) All covenants and agreements made by the Guarantors herein shall be considered to have been relied upon by the Agent and the other Lenders and shall survive the making by the Lenders of the Loans, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loans or any other fee or amount payable under the Loan Agreement or this Agreement or under any of the other Loan Documents is outstanding and unpaid or as long as any of the Commitments have not been terminated.

         (b) In case any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, no party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions, the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

     SECTION 9. Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.


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     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers under seal as of the date first appearing above.

GUARANTORS:                    SHELBOURNE PROPERTIES I, INC.,
                               a Delaware corporation

                               By:
                                  ------------------------------------
                                  Name:
                                  Title:


                               SHELBOURNE PROPERTIES II, INC.,
                               a Delaware corporation

                               By:
                                  ------------------------------------
                                  Name:
                                  Title:

                               SHELBOURNE PROPERTIES III, INC.,
                               a Delaware corporation

                               By:
                                  ------------------------------------
                                  Name:
                                  Title:

AGENT:                         FLEET NATIONAL BANK, as Agent


                               By:
                                  ------------------------------------
                                  Name:
                                  Title: